CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : JANUARY 2002

Beginning of the Month Principal Receivables :                                                                   23,651,007,294.56
                                                                                                                 ------------------
Beginning of the Month Finance Charge Receivables :                                                                 903,218,329.61
                                                                                                                 ------------------
Beginning of the Month Discounted Receivables :                                                                               0.00
                                                                                                                 ------------------
Beginning of the Month Total Receivables :                                                                       24,554,225,624.17
                                                                                                                 ------------------

Removed Principal Receivables :                                                                                               0.00
                                                                                                                 ------------------
Removed Finance Charge Receivables :                                                                                          0.00
                                                                                                                 ------------------
Removed Total Receivables :                                                                                                   0.00
                                                                                                                 ------------------

Additional Principal Receivables :                                                                                  859,404,684.67
                                                                                                                 ------------------
Additional Finance Charge Receivables :                                                                              24,878,693.28
                                                                                                                 ------------------
Additional Total Receivables :                                                                                      884,283,377.95
                                                                                                                 ------------------

Discounted Receivables Generated this Period                                                                                  0.00
                                                                                                                 ------------------

End of the Month Principal Receivables :                                                                         23,731,284,952.38
                                                                                                                 ------------------
End of the Month Finance Charge Receivables :                                                                       934,045,923.27
                                                                                                                 ------------------
End of the Month Discounted Receivables :                                                                                     0.00
                                                                                                                 ------------------
End of the Month Total Receivables :                                                                             24,665,330,875.65
                                                                                                                 ------------------

Excess Funding Account Balance                                                                                                0.00
                                                                                                                 ------------------
Adjusted Invested Amount of all Master Trust Series                                                              20,165,254,048.68
                                                                                                                 ------------------

End of the Month Seller Percentage                                                                                          15.03%
                                                                                                                 ------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : JANUARY 2002                                                                     ACCOUNTS          RECEIVABLES
                                                                                                  --------          -----------
End of the Month Delinquencies :
    30 - 59 Days Delinquent                                                                        568,463.00       465,053,538.61
                                                                                             -----------------   ------------------
    60 - 89 Days Delinquent                                                                        307,777.00       289,298,320.72
                                                                                             -----------------   ------------------
    90 + Days Delinquent                                                                           570,412.00       582,302,599.23
                                                                                             -----------------   ------------------

    Total 30 + Days Delinquent                                                                   1,446,652.00     1,336,654,458.56
                                                                                             -----------------   ------------------

    Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                               5.42%
                                                                                                                 ------------------

Defaulted Accounts During the Month                                                                178,099.00       106,985,813.88
                                                                                             -----------------   ------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                         5.24%
                                                                                                                 ------------------



*  See note on last page of the report

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : JANUARY 2002                                                                     COLLECTIONS          PERCENTAGES
                                                                                                  -----------          -----------

Total Collections and Gross Payment Rate                                                     4,056,179,259.79               15.95%
                                                                                             -----------------   ------------------

Collections of Principal Receivables and Principal Payment Rate                              3,591,903,325.29               14.65%
                                                                                             -----------------   ------------------

    Prior Month Billed Finance Charge and Fees                                                 362,796,192.28
                                                                                             -----------------
    Amortized AMF Income                                                                        35,857,839.43
                                                                                             -----------------
    Interchange Collected                                                                       41,681,599.07
                                                                                             -----------------
    Recoveries of Charged Off Accounts                                                          30,322,809.67
                                                                                             -----------------
    Collections of Discounted Receivables                                                                0.00
                                                                                             -----------------

Collections of Finance Charge Receivables and Annualized Yield                                 470,658,440.45               23.04%
                                                                                             -----------------   ------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : JANUARY 2002

Beginning Unamortized AMF Balance                                                                                   186,835,413.56
                                                                                                                 ------------------
+   AMF Slug for Added Accounts                                                                  5,026,149.39
                                                                                             -----------------
+   AMF Collections                                                                             29,475,333.48
                                                                                             -----------------
-   Amortized AMF Income                                                                        35,857,839.43
                                                                                             -----------------
Ending Unamortized AMF Balance                                                                                      185,479,057.00
                                                                                                                 ------------------





                                                   /s/ Tom Feil
                                                   ----------------------------
                                                   Tom Feil
                                                   Director of Securitization




*For calculation purposes Beginning of Month Principal Receivables includes Additional Principal Receivables.

                                                                   Page 8 of 57